Exhibit 10.39

CONFIDENTIAL TREATMENT

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND ARE BEING FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN A CONFIDENTIAL TREATMENT REQUEST UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  THE SYMBOL “[***]” IN THIS EXHIBIT INDICATES THAT INFORMATION HAS BEEN OMITTED.

SETTLEMENT AND LICENSE AGREEMENT

This Settlement and License Agreement (“Agreement”) is effective as of April 25, 2007 (“Effective Date”), between Cisco Systems, Inc. (“Cisco”), with its principal place of business at 170 West Tasman Drive, San Jose, CA 95134 and Forgent Networks, Inc. (“Forgent”), with its principal place of business at 108 Wild Basin Drive, Austin, TX 78746, collectively (the “Parties”).

RECITALS

WHEREAS, Forgent brought suit against certain customers of Scientific-Atlanta, Inc., (“Scientific-Atlanta”), an Affiliate (as defined below) of Cisco, in Forgent Networks, Inc. v. Echostar Communications Corporation et al., Civil Action No. 6:06-cv-00208-LED (E.D. Tex., filed July 14, 2005) (the “Forgent Action”) alleging infringement of United States Patent No. 6,285,746 (the “Asserted Patent”);

WHEREAS, Scientific-Atlanta filed a separate declaratory judgment action against Forgent alleging, inter alia, that the Asserted Patent is invalid and not infringed;

WHEREAS, Scientific-Atlanta’s declaratory judgment action was subsequently consolidated into the Forgent Action;

WHEREAS, Forgent alleged infringement claims against Scientific-Atlanta;

WHEREAS, Cisco and Cisco Technology, Inc. brought suit against Forgent in Cisco Systems, Inc. and Cisco Technology, Inc. v. Forgent Networks, Inc., Civil Action No. 07-C-0085-S (W.D. Wisc., filed Feb. 14, 2007) (the “Cisco Action”) alleging infringement of United States Patent No. 5,720,023 and United States Patent No. 6,295,527;

WHEREAS, the Parties now desire to settle all claims presented in the Forgent Action and the Cisco Action and all actions or conduct that predated execution of this Agreement, fully, finally and without making any admissions or concessions concerning their respective factual or legal positions; and

WHEREAS, Forgent and its Affiliates own certain patents to which Cisco and its Affiliates desire a license and release from any claims of past infringement;

THEREFORE, in consideration of the promises and mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Cisco and Forgent, each on behalf of itself and its Affiliates, agree as follows:

AGREEMENT

Section 1.              DEFINITIONS

1.1           “Acquire” or “Acquisition” shall mean:

(a)           If the Entity has voting shares or other voting securities, an acquisition of an Entity in which more than fifty percent (50%) of the outstanding shares or securities representing the right to vote for the election of directors or other managing authority for such Entity becomes owned or controlled directly or indirectly by another Entity; or

(b)           If the Entity does not have voting shares or other voting securities, an acquisition of an Entity in which more than fifty percent (50%) of the ownership interest representing the right to make decisions for such Entity becomes owned or controlled directly or indirectly by another Entity; or

(c)           An acquisition of all or substantially all of the assets of an Entity directly or indirectly by another Entity.

1.2           “Affiliate(s)” of a Party shall mean any and all entities, now or in the future and for so long as the following ownership and control exists, that: (i) own or control, directly or indirectly, the Party; (ii) are owned or controlled by, or under common control with, directly or indirectly, the Party; or (iii) are owned or controlled, directly or indirectly, by a Parent Company.  For purposes of the preceding sentence, own or control shall mean:

(a)           If the Entity has voting shares or other voting securities, ownership or control (directly or indirectly) of more than fifty percent (50%) of the outstanding shares or securities entitled to vote for the election of directors or other similar managing authority for such Entity; or

(b)           If the Entity does not have voting shares or other voting securities, ownership or control (directly or indirectly) of more than fifty percent (50%) of the ownership interest representing the right to make decisions for such Entity.

1.3           “Authorized Third Party” shall mean any Entity that is implicitly or explicitly authorized by a Party or its Affiliates to exercise any legal rights or to perform any activities with respect to [***], including without limitation, suppliers, manufacturers, original equipment or device manufacturers, assemblers, replicators, integrators, distributors, resellers, value-added resellers, customers [***] and users, provided that such rights shall extend to such Entities only with respect to [***].

1.4           “Entity” shall mean a corporation, association, partnership, business trust, joint venture, limited liability company, proprietorship, unincorporated association, individual or other entity that can exercise independent legal standing.

1.5           “Forgent Patents” shall mean any and all classes and types of patents, patent applications, and patent rights recognized anywhere in the world having a filing date or priority date on or before the Effective Date or within two (2) years after the Effective Date, including, without limitation, U.S. Patent No. 6,285,746, and all other utility patents and utility models, that Forgent or any of its Affiliates owns, has, acquires, or has the right to enforce, now or within two (2) years after the Effective Date, and all patents claiming benefit, in whole or in part, of any of their filing dates including, but not limited to, extensions, divisionals, continuations, continuations-in-part, reissues, reexaminations, substitutions and foreign counterparts of any of the foregoing.

1.6           “Licensed Products” shall mean any and all products and services [***].

1.7           “Combination Products” shall mean:

(a)           A combination of Licensed Products; and/or

(b)           A combination of one or more Licensed Products with [***].

1.8           “Parent Company” shall mean any Entity that owns or controls (directly or indirectly) more than fifty percent (50%) of the outstanding shares or securities representing the right to vote for the election of directors or other managing authority of a Party.

1.9           “Party” or “Parties” shall mean either Cisco, Forgent, or both, as the context indicates.

1.10         “Program” shall mean a plurality of instructions capable of being interpreted or executed by a product, whether or not such instructions are in a machine-readable form and whether or not such instructions require some processing (such as assembly or compilation) prior to interpretation or execution and whether or not such instructions are implemented in hardware or software.

1.11         [***]

Section 2.              GRANT OF RIGHTS

2.1           Forgent Grant.  Subject to the terms and conditions contained herein, Forgent, on behalf of itself and its Affiliates, grants to Cisco and its Affiliates a nonexclusive, worldwide, royalty-free, irrevocable, perpetual, and fully paid-up license, under all Forgent Patents:

(a)           to make (including the right to use any apparatus and practice any method in making), use, sell, offer for sale, lease, export, import or otherwise dispose of Licensed Products; and

(b)          to have Licensed Products made or otherwise provided by one or more third parties for the use, sale, offer for sale, lease, exportation, importation, or disposal by Cisco, its Affiliates, or Authorized Third Parties.

2.2           Authorized Third Parties.  Authorized Third Parties shall be licensed under the Forgent Patents to:

(a)           make, use, sell, offer for sale, lease, export, import or otherwise dispose of [***]; and/or

(b)           use a method or process claimed in a Forgent Patent that [***], and to sell, offer for sale, lease, export, import or otherwise dispose of [***].

2.3           Covenant.  Each party, on behalf of itself and its Affiliates, covenants not to sue or threaten to sue (or instruct, encourage, or aid a third party to sue or threaten to sue) the other party, its Affiliates, or Authorized Third Parties for a period of five (5) years from the Effective Date; provided, however, that such covenant as to Authorized Third Parties shall be limited to a covenant only with respect to claims of infringement of Forgent Patents with respect to [***].  Damages shall not accrue during this covenant period and neither party shall seek or recover any past damages accrued during this covenant period in any later proceeding.

2.4           Limitation on Assertions.  In any communication or litigation filing by Forgent, its Affiliates, or representatives alleging infringement of any of the Forgent Patents, Forgent’s assertion of infringement shall not, in any way, rely upon the functionality, structure, or other characteristics of a Licensed Product or a Combination Product; provided that this Section 2.4 shall not be interpreted to prohibit Forgent from addressing an issue raised by the defendants in the Forgent Action.

2.5           Scope of Activities and Rights.  Each Party acknowledges and agrees that the terms make, use, sell, offer for sale, lease, export, import and otherwise dispose of as used throughout this Agreement with reference to Licensed Products or Combination Products includes, without limitation, licensing, leasing, and any other form or type of conveyance or commercial activity.  Each Party acknowledges and agrees that the term license and the term right(s) as used throughout this Agreement with reference to Forgent Patents includes any license, release, covenant, immunity, or other right.

2.6           Limitations.  To the extent Forgent or any of its Affiliates has or acquires less than full rights with respect to any Forgent Patents, the license or other rights granted by Forgent under such Forgent Patents shall be for as much of such terms as, and to the maximum extent that, Forgent or its Affiliates has the right to grant.

2.7           Interfaces.  If Cisco or its Affiliates licenses or provides a proprietary specification to a third party, where such specification includes a [***], such third party shall be immune from any claim or suit under any Forgent Patent for making, using, leasing, importing, exporting, offering for sale or otherwise disposing [***] to communicate with a product or portion thereof that is a Licensed Product.

2.8           Programs and Program Modifications.  Forgent, on behalf of itself and its Affiliates, hereby represents, warrants and irrevocably covenants to Cisco and its Affiliates that third parties who receive Programs that are [***] shall be immune from any claim or suit under the Forgent Patents for the formation, modification, use, sale, license, offer for sale, lease (including license of software), importation, exportation, distribution, disposal, or other transfer of any changes, additions, or modifications of such Programs.

2.9           Third Party Lawsuits.  To the extent that Forgent or its Affiliates own or control a patent on the Effective Date or within two (2) years after the Effective Date that, in the absence of a grant of licenses or other rights under such patent to a third party by Forgent or its Affiliates, would otherwise qualify as a Forgent Patent, Forgent and its Affiliates covenant not to sue or threaten to sue (or instruct, encourage, or aid a third party to sue or threaten to sue) Cisco, its Affiliates, or Authorized Third Parties for infringement of such patent; provided, however, that such covenant as to Authorized Third Parties shall be limited to a covenant only with respect to claims of infringement with respect to [***].

Section 3.              RELEASES

3.1           Mutual Release.  Each Party, on behalf of itself and its Affiliates, successors and assigns, hereby releases, acquits and forever discharges the other Party and its Affiliates, and all of their respective current and former predecessors, successors, agents, attorneys, employees, officers,  and directors, (collectively “Released Parties”) from any and all actions, causes of action, claims or demands, liabilities, losses, damages, attorneys’ fees, court costs, or any other form of claim or compensation for known and unknown acts, including without limitation any claim of infringement of patents, that happened prior to the Effective Date, and such Party, on behalf of itself and its Affiliates, covenants not to sue or threaten to sue (or instruct, encourage, or aid a third party to sue or threaten to sue) any Released Party on account of any such claim.

3.2           Forgent Release of Authorized Third Parties.  Forgent, on behalf of itself and its Affiliates, successors and assigns, hereby releases, acquits and forever discharges [***] from any and all actions, causes of action, claims or demands, liabilities, losses, damages, attorneys’ fees, court costs, or any other form of claim or compensation for claims of infringement, whether known and unknown, related to the Forgent Patents with respect to [***].  Forgent, on behalf of itself and its Affiliates, covenants not to sue or threaten to sue (or instruct, encourage, or aid a third party to sue or threaten to sue) any ATP Released Party on account of any such claim.

3.3           Acquired Company.  In the event of an Acquisition of an Entity (“Acquired Company”) by Cisco or its Affiliates, then Forgent, on behalf of itself and its Affiliates, shall release the Acquired Company and all of its current and former officers, employees, agents, directors, shareholders, owners, users, customers, distributors, resellers (including value-added resellers), manufacturers (including original equipment or device manufacturers), assemblers, replicators, and integrators [***] of such Acquired Company.

3.4           Departing Affiliates.  If an Affiliate ceases to be an Affiliate of Cisco after the Effective Date (“Departing Affiliate”), any licenses, rights, covenants, releases and other immunities provided to the Departing Affiliate under this Agreement with respect to the Forgent Patents [***] of such Forgent Patents.

3.5           Release of Unknown Claims.  Each release contained in this Agreement extends to claims to which the Parties and their respective Affiliates do not know or suspect to exist in their favor, which if known by them, would have materially affected their decision to enter into the releases contained in this Agreement.  Without acknowledging the application of California law to this Agreement, each of the Parties, on behalf of itself and its Affiliates, acknowledges that it is familiar with Section 1542 of the Civil Code of the State of California, which is quoted as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW, OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

The Parties expressly waive their right under Section 1542 as to any unknown claims within the scope of the releases under this Agreement.

Section 4.              DISMISSAL AND PAYMENT

4.1           Dismissal.  Within three (3) business days of the Effective Date, Forgent will dismiss with prejudice all claims brought against Scientific-Atlanta in the Forgent Action and Cisco shall cause Scientific-Atlanta to dismiss with prejudice all claims brought against Forgent in the Forgent Action by filing an Agreed Motion to Dismiss with Prejudice and Agreed Order of Dismissal substantially in the form attached hereto as Exhibit A.  Within three (3) business days of the Effective Date, Forgent will dismiss with prejudice all claims brought against Cisco in the Cisco Action and Cisco will dismiss with prejudice all claims brought against Forgent in the Cisco Action (and Cisco shall cause Cisco Technology, Inc. to also dismiss with prejudice all claims brought against Forgent in the Cisco Action) by filing an Agreed Motion to Dismiss with Prejudice and Agreed Order of Dismissal substantially in the form attached hereto as Exhibit D.

4.2           Conditional Dismissal.  Provided that a settlement agreement is reached with [***], Cisco will use reasonable efforts to have each [***] enter into a Release Agreement in the form of that attached as [***] with Forgent.  Within three (3)

business days of the effective date of the [***], Forgent will dismiss with prejudice all claims brought against the [***] that has signed the [***] by filing an Agreed Motion to Dismiss with Prejudice and Agreed Order of Dismissal substantially in the form attached hereto as [***].

4.3           [***]

4.4           [***]

4.5           Complete Payment.  The payment in Section 4.3 shall be the total compensation for Forgent for the rights and releases granted in this Agreement, and no additional payment will be made or owed to Forgent, their Affiliates, or any other party by Cisco or its Affiliates or Authorized Third Parties for the rights and releases granted in this Agreement.

4.6           Taxes.  Forgent will be responsible for any duties, taxes, and/or levies to which it is subject as a result of any payment hereunder.

4.7           Costs and Expenses. The Parties agree that each Party shall be responsible for its own costs and expenses relating to the Forgent Action and to the Cisco Action (including attorney and expert fees and expenses).

Section 5.              TERM AND TERMINATION

5.1           Term.  The term of the licenses granted under this Agreement shall be from the Effective Date until the last of the Forgent Patents expires.  All other provisions in this Agreement including, but not limited to, the releases, immunities, and the covenants not to sue (other than to the extent specified in this Agreement) shall continue in perpetuity.

Section 6.              REPRESENTATIONS AND WARRANTIES

6.1           Authority.  Each Party, on behalf of itself and its Affiliates, represents and warrants that the individuals signing this Agreement have full authority or authorization to execute this Agreement for, and on behalf of, and to bind the Parties and their Affiliates, and that, when signed, this Agreement will be binding and enforceable according to its terms.

6.2           No Conflicts. Each Party, on behalf of itself and its Affiliates, represents and warrants that neither it, nor any of its Affiliates, will enter into any other agreement or understanding in conflict with the provisions contained in this Agreement.

6.3           Right and Title.  Forgent, on behalf of itself and its Affiliates, represents and warrants to Cisco that:  (a)  Forgent owns all rights, title, and interest in and to the Forgent Patents, and that no other third party owns any right to recover for infringement of or to assert any rights in the Forgent Patents (with the exception of agreements with Forgent’s legal counsel); (b) Forgent has the right to grant the licenses, rights, releases, covenants, and immunities of the full scope set forth in this Agreement with respect to all Forgent Patents; (c) Forgent has not granted and will not grant any licenses or other rights, under the Forgent Patents or otherwise, that would conflict with or prevent the licenses and rights granted to Cisco hereunder; and (d) there are no liens, conveyances, mortgages, assignments, encumbrances, or other agreements that would prevent or impair the full and complete exercise of the terms of this Agreement.  Forgent agrees to indemnify and hold Cisco and its Affiliates harmless from any claim brought in violation of the representations and warranties in this Section 6.3 and from any claim brought by any third party that owns any right to recover for infringement of or to assert any rights in the Forgent Patents.

6.4           No Patent Circumvention.  Other than with respect to the prior transfer by Forgent of its patents to Tandberg Telecom AS in November 2006, Forgent, on behalf of itself and its Affiliates represents and warrants that neither it, nor any of its Affiliates, has entered into any transaction since the filing of the Forgent Action, wherein which the result of the transaction was to remove any patents, patent applications, or patent rights from the definition of Forgent Patents.  Forgent, on behalf of itself and its Affiliates, represents and warrants that, other than with respect to the prior transfer by Forgent of its patents to Tandberg Telecom AS in November 2006, there has been no transfer of any patents or patent rights by Forgent or its Affiliates to any third party since the filing of the Forgent Action and that all patents or patent rights owned or controlled by Forgent or its Affiliates as of the filing of the Forgent Action are included in this definition of Forgent Patents.

6.5           Control of Patents. Forgent, on behalf of itself and its Affiliates, hereby represents and warrants to Cisco that, as of the Effective Date, Forgent and/or its Affiliates own or control all patents of any ultimate parent company of Forgent, if any, existing as of the Effective Date (“Current Parent”) or any Affiliate of any Current Parent, if any.

6.6           Full Rights.  To the extent that Forgent and its Affiliates do not have the rights to grant fully the releases, licenses, covenants and other rights set out in this Agreement, each of them grants the broadest such rights that it is entitled to grant consistent with the terms set out herein.

6.7           DISCLAIMER. OTHER THAN AS EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES ANY OTHER REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, NOR SHALL EITHER PARTY HAVE ANY LIABILITY IN RESPECT OF ANY INFRINGEMENT OF PATENTS OR OTHER RIGHTS OF THIRD PARTIES DUE TO THE OPERATION OF THE PARTY OR ITS AFFILIATES UNDER THE LICENSE, RIGHTS, RELEASES OR OTHER IMMUNITIES HEREIN GRANTED.  EACH PARTY AND ITS AFFILIATES EXPRESSLY DISCLAIM ANY WARRANTIES OF VALIDITY, ENFORCEABILITY, SCOPE, PERFECTION OR DOMINANCE OF THE FORGENT PATENTS.

Section 7.              CONFIDENTIALITY

7.1           Nondisclosure.  Each Party, on behalf of itself and its Affiliates, agrees not to disclose this Agreement or the terms or conditions contained herein (collectively “Confidential Information”) to any third party (other than its Affiliates) without the prior written consent of the other Party.

7.2           Exceptions. A Party or its Affiliates may disclose Confidential Information, on or after the Effective Date, only:

(a)           On a confidential basis, to advise its actual or potential Authorized Third Parties that they are licensed under the Forgent Patents and the extent to which they are licensed;

(b)           If required by court order, governmental agency or as otherwise may be required by law, provided the Party required to disclose gives the other Party written notice at least ten (10) days prior to disclosure to enable the other Party to seek a protective order, and reasonable steps are taken by the disclosing Party to maintain the confidentiality of the Confidential Information;

(c)           If required to enforce rights under this Agreement, and reasonable steps are taken by the disclosing Party to maintain the confidentiality of the Confidential Information; or

(d)           To the extent reasonably necessary, on a confidential basis, to: (i) its accountants, attorneys, and financial advisors; (ii) its present or future providers of venture capital and/or potential investors in or Acquirers of such Party; (iii) any governmental body having jurisdiction and calling therefore; (iv) legal counsel representing a Party or representing an Entity proposing to merge with or acquire the Party or one of its Affiliates; (v) a Party’s insurer; or (vi) third parties in connection with financing or potential acquisition activities; provided that, in the situations described in (ii) through (vi), such Party exercises reasonable efforts, consistent with industry norms, to obligate such third parties to maintain the confidentiality of the Confidential Information.

(e)           Forgent may only publicly issue an announcement substantially similar to what is attached as Exhibit E as its press release and body of its initial Form 8-K with respect to this Agreement.  Notwithstanding the confidentiality obligations in this Agreement, each Party acknowledges and agrees that the other Party may comply with its securities disclosure obligations under applicable laws and regulations, including securities laws and regulations and continuous disclosure obligations, including referencing or disclosing this Agreement and any of its statements as required (each such disclosure as to this Agreement or any of its Exhibits, a “Securities Disclosure”) subject to the provisions of this Section.  In making a Securities Disclosure, each Party agrees to act in good faith to maintain the confidentiality of this Agreement, each provision hereof, and each Exhibit hereto, to the greatest extent reasonably possible, consistent with all legal and regulatory obligations.  In all instances, the Party making a Securities Disclosure shall consult with the other Party at least five (5) days prior to releasing or filing the Securities Disclosure and respond to any related request for confidential treatment (“CTR”).  Following its response, the disclosing Party shall provide reasonable opportunity for discussion at the request of the other Party regarding the CTR and the scope of the Securities Disclosure.  Any disclosing Party agrees to work in good faith with the other Party regarding any Securities Disclosure and any CTR to implement the foregoing, with the understanding that the disclosing Party maintains full authority to determine in good faith, consistent with the foregoing obligations, the extent of disclosure that is required to be made to comply with all applicable laws and regulations.

Section 8.              ASSIGNMENT

8.1           No Assignment.  Neither Party shall assign or delegate this Agreement in whole or in part, or any of the licenses, rights, covenants, immunities, releases, or duties under this Agreement, by agreement, merger, reorganization, sale of all or substantially all of its assets, operation of law or otherwise, including in connection with the insolvency or bankruptcy of the Party, without the prior written consent of the other Party.  Notwithstanding the foregoing, Cisco and its Affiliates may (i) assign their rights under this Agreement to any of their Affiliates, and (ii) assign their rights and delegate their duties to (a) an acquirer of all or substantially all of the equity or assets of their business to which this Agreement relates or (b) the surviving entity in any merger, consolidation, equity exchange, or reorganization of their business to which this Agreement relates.

8.2           Tax Assignment. Notwithstanding Section 8.1, a Party may assign or delegate this Agreement in whole or in part, or any of the licenses, rights, covenants, immunities, releases, or duties under this Agreement, to an Affiliate for tax purposes, but if the Affiliate ceases to be an Affiliate, then any such assigned or delegated licenses, rights, covenants, immunities, releases, or duties under this Agreement shall be assigned or delegated back to the associated Party or its Affiliates prior to the date the Affiliate ceases to be an Affiliate.

8.3           Assignments Subject To This Agreement. All Forgent releases, covenants not to sue, licenses, and rights granted herein shall run with the Forgent Patents and shall be binding on any successors-in-interest, assigns, or acquirers of any rights thereof.  Forgent and its Affiliates shall not assign, or grant any right that impairs Cisco, its Affiliates or Authorized Third Parties’ rights under this Agreement, to any other party unless such assignment or grant is subject to all of the terms and conditions of this Agreement, and such other party executes an agreement agreeing to be bound by all of the terms and conditions of this Agreement.  Any attempted assignment or grant in contravention of this Section 8.3 shall be null and void.  This Agreement shall be binding upon, inure to the benefit of, and be enforceable by the Parties and their successors and permitted assigns.

Forgent, on behalf of itself and its Affiliates, represents and warrants to Cisco that in connection with assigning or otherwise transferring any rights in and to any patents subject to the licenses and covenants in Section 2 to any third party (whether by agreement or operation of law, including but not limited to any assignments or transfers resulting from dissolution, bankruptcy, reorganization, or other corporate event), Forgent shall: (i) require the assignee or transferee to provide covenants not to sue with respect to any such assigned or transferred patent substantially identical to the covenants in Section 2; (ii) require the assignee or transferee to agree to be bound by the provisions, disclaimers, and restrictions of Section 2 with respect to such assigned or transferred patent; and (iii) require the assignee or transferee to agree that any further assignees or transferees that receive any rights in and to any such assigned or transferred patent are subject to all of the provisions of this Section 8.3.  Forgent will defend and indemnify Cisco and its Affiliates for any claim brought in violation of this Section 8.3 and from any claim brought by any third party that owns any right to recover for infringement of or to assert any rights in the Forgent Patents.

8.4           Noncompliance.  Any assignment failing to comply with the terms and conditions of this Section 8 shall be null and void.

Section 9.              MISCELLANEOUS

9.1           No Admission.  Neither the negotiation, execution, nor performance of this Agreement, nor anything contained herein, constitutes an admission by Cisco or its Affiliates or Authorized Third Parties of liability, infringement or validity of the Forgent Patents.

9.2           Other Rights.  Nothing contained in this Agreement shall be construed as limiting the rights that the Parties or their Affiliates have outside the scope of the licenses, covenants, immunities, and releases granted hereunder, or contractually restricting the right of either Party or any of its Affiliates to make, have made, use, lease, license, sell, offer for sale, import, distribute or otherwise dispose of any particular product, including products not herein subject to the licenses, releases, immunities or covenants.

9.3           Other Intellectual Property.  Nothing contained in this Agreement shall be construed as conferring any right or license to or to otherwise use any copyright, patent, patent application, trademark, service name, service mark, trade dress, trade secret or other intellectual property belonging to Cisco, its Affiliates, or Authorized Third Parties.  This provision shall not be construed as being inconsistent with Sections 2.3, 3.1, 4.1, 4.2, or the provisions contained in Exhibit C.

9.4           Notices.  Notices and other communications shall be sent by facsimile (with confirmation of transmission), or by express courier (with tracking capabilities and costs prepaid) to the following addressees and addresses (or such other addressee and address as shall be designated by a Party in writing) and shall be effective upon delivery:

For Forgent:	For Cisco:

Tel:	Tel:
Fax:	Fax:

And copy to:	And a copy to:

Tel:	Tel:
Fax:	Fax:

9.5           Publicity and Use of Name.  Subject to Section 7.2, neither Party, nor any of its Affiliates, shall, without the prior written consent of the other Party, refer to this Agreement or any of its provisions in any statements to the press or public.  Nothing contained in this Agreement shall be construed as conferring any right to use in advertising, publicity or otherwise any trademark, trade name or names or any contraction, abbreviation or simulation thereof, of either Party or its Affiliates.

9.6           Condition of Binding Agreement; Amendments.  This Agreement shall not be binding upon the Parties or their Affiliates until it has been signed below by or on behalf of each Party.  No amendment or modification hereof shall be valid or binding upon the Parties or their Affiliates unless made in writing and signed as aforesaid, except that either Party may amend its address by written notice to the other Party.

9.7           Severability.  If any section of this Agreement is found by competent authority to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of such section in every other respect and the remainder of this Agreement shall continue in effect so long as the Agreement still expresses the intent of the Parties.  However, if the intent of the Parties cannot be preserved, this Agreement shall be either renegotiated or terminated.

9.8           Choice of Law; Venue.  This Agreement shall be construed, and the legal relations between the Parties shall be determined, in accordance with the federal law of the United States and the laws of the state of Texas, USA, without regard to any conflict of law provisions thereof.  The exclusive venue for disputes arising out of this Agreement shall be the United States District Court for the Western District of Texas, and the Parties and their Affiliates agree to submit to the exclusive jurisdiction of such court.

9.9           Remedies.  The remedy for breach of this Agreement shall be limited to damages and/or injunctive relief, as appropriate, for breach of contract and shall not include remedies for patent infringement.

9.10         No Liability.  IN NO EVENT SHALL ANY PARTY BE LIABLE TO ANY OTHER PARTY OR ANY OTHER PERSON OR ENTITY (UNDER CONTRACT, STRICT LIABILITY, NEGLIGENCE, OR OTHER THEORY) FOR SPECIAL, INDIRECT, EXEMPLARY, INCIDENTAL, OR CONSEQUENTIAL DAMAGES, INCLUDING LOST PROFITS, OPPORTUNITIES OR SAVINGS, ARISING OUT OF OR RELATED TO THE SUBJECT MATTER OF THIS AGREEMENT.

9.11         Bankruptcy.  The Parties acknowledge and agree that the Forgent Patents are “intellectual property” as defined in section 101(35A) of the United States Bankruptcy Code (the “Code”), as the same may be amended from time to time, that have been licensed hereunder in a contemporaneous exchange for value.  Forgent acknowledges that if Forgent, as a debtor in possession or a trustee in bankruptcy in a case under the Code, rejects this Agreement, Cisco may elect to retain its rights under this Agreement as provided in Section 365(n) of the Code.  Upon written request from Cisco to Forgent or the bankruptcy trustee of Forgent’s election to proceed under section 365(n), Forgent or the bankruptcy trustee shall comply in all respects with 365(n), including, without limitation, by not interfering with the rights of Cisco as provided by this Agreement.

9.12         Interpretation.  The headings and designated sections of this Agreement are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.  All uses of “include” or “including” shall not be limiting.  The Parties have participated jointly in the negotiation of this Agreement.  In the event an ambiguity or question of intent or interpretation arises, the Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement.

9.13         Integration.  This Agreement contains the entire and only understanding between the Parties and their Affiliates with respect to the subject matter hereof and supersedes any prior or collateral agreements, negotiations and communications in connection with the subject matter covered herein, whether oral or written, and any warranty, representation, promise, or condition in connection therewith not incorporated herein shall not be binding upon either Party or its Affiliates.

9.14         No Joint Venture.  Nothing herein shall be deemed to constitute the Parties or their Affiliates as joint venturers, partners or agents of each other.  Neither Party nor its Affiliates shall be liable for any debts, accounts, obligations or other liabilities of the other Party or its Affiliates.  Neither Party nor its Affiliates is authorized to incur any debts or other obligations of any kind on the part of or as agent for the other, except as may be specifically authorized in writing.

9.15         Waiver.  No relaxation, forbearance, delay or negligence by any Party in enforcing any of the terms and conditions of this Agreement, or the granting of time by any Party to another, shall operate as a waiver or prejudice, affect or restrict the rights, powers or remedies of any Party.

9.16         Counterparts and Facsimile.  This Agreement may be executed on facsimile copies in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same Agreement.

9.17         Dispute Resolution.  All disputes arising directly under the express terms of this Agreement or the grounds for termination thereof shall be resolved as follows.  First, the [***] of both Parties shall meet to attempt to resolve such disputes.  If the [***] cannot resolve the disputes, either Party may make a written demand for formal dispute resolution.  Within [***] days after such written demand, the Parties agree to meet for [***] with an impartial mediator and consider dispute resolution alternatives other than litigation.  If an alternative method of dispute resolution [***], either Party may begin litigation proceedings.

9.18         No Circumvention.  The Parties agree not to act through or in conjunction with third parties to circumvent or frustrate the purposes of this Agreement, and further agree not to structure future transactions where the effect of such transaction is to limit the licenses, rights, releases, covenants, or immunities provided for under this Agreement.

9.19         Invalidity of Patents.  This Agreement shall not terminate even if any Forgent Patent (or any claim thereof) is subsequently cancelled or invalidated in reexamination, litigation or otherwise.

9.20         [***]

9.21         Excluded Entities.  Notwithstanding anything to the contrary in any other provision of this Agreement, no right, grant, license, sub-license, covenant, release, or any other benefit provided under this Agreement (other than as set forth in the proviso below) shall extend now, or in the future, to the following Entities, their current parents, current subsidiaries, and any of their respective successors (as well as any of their respective customers, suppliers, distributors and dealers as it relates to that Entity’s products), regardless of any circumstance, including but not limited to whether any such Entity may be or become a successor or an Affiliate of Cisco: [***]; provided, however, that all rights, grants, licenses, sub-licenses, covenants, releases, and any other benefit provided under this Agreement shall extend to an Excluded Entity listed in (b) above with respect to Licensed Products and Combination Products, if the Excluded Entity qualifies as [***].

IN WITNESS WHEREOF, the Parties have executed this Agreement through their duly authorized representatives as of the Effective Date set forth above:

CISCO SYSTEMS, INC.	FORGENT NETWORKS, INC.

By:	By:

Name:	Name:

Title:	Title:

EXHIBIT A

IN THE UNITED STATES DISTRICT COURT
FOR THE EASTERN DISTRICT OF TEXAS
TYLER DIVISION

FORGENT NETWORKS, INC.
Plaintiff,
v.
ECHOSTAR TECHNOLOGIES
CORPORATION, et al.,
Defendants.

SCIENTIFIC-ATLANTA, INC. and	CONSOLIDATED
MOTOROLA, INC.	C.A. NO.: 6:06-CV-208
Plaintiffs,

And

DIGEO, INC.
Plaintiff in Intervention

vs.

FORGENT NETWORKS, INC.
Defendant and Counter Plaintiff

AGREED MOTION TO DISMISS WITH PREJUDICE

Pursuant to Rule 41(a) and 41(c) of the Federal Rules of Civil Procedure and the terms of a separate agreement, Plaintiff Forgent Networks, Inc. (“Forgent”) and Defendant Scientific-Atlanta, Inc. (“Scientific-Atlanta”) (collectively, the “Parties”) have agreed to settle, adjust and compromise all claims against each other in this case.  The Parties, therefore, move this Court to dismiss all claims by Forgent against Scientific-Atlanta and all claims by Scientific-Atlanta against Forgent with prejudice to the re-filing of same.

A proposed Order accompanies this motion.

AGREED:

ATTORNEYS FOR PLAINTIFF	ATTORNEYS FOR DEFENDANT

IN THE UNITED STATES DISTRICT COURT
FOR THE EASTERN DISTRICT OF TEXAS
TYLER DIVISION

FORGENT NETWORKS, INC.
Plaintiff,
v.
ECHOSTAR TECHNOLOGIES
CORPORATION, et al.,
Defendants.

SCIENTIFIC-ATLANTA, INC. and	CONSOLIDATED
MOTOROLA, INC.	C.A. NO.: 6:06-CV-208
Plaintiffs,

And

DIGEO, INC.
Plaintiff in Intervention

vs.

FORGENT NETWORKS, INC.
Defendant and Counter Plaintiff

ORDER OF DISMISSAL WITH PREJUDICE

On this day, Plaintiff Forgent Networks, Inc. (“Forgent”) and Defendant Scientific-Atlanta, Inc. (“Scientific-Atlanta”) announced to the Court that they have settled their respective claims for relief asserted against each other in this case and requested that the Court dismiss these claims. The Court, having considered this request, is of the opinion that their request for dismissal should be GRANTED.

IT IS THEREFORE ORDERED that all claims for relief asserted against Scientific-Atlanta by Forgent and against Forgent by Scientific-Atlanta herein are dismissed with prejudice to the re-filing of same.

Signed this      day of              , 2007.

JUDGE

EXHIBIT B

IN THE UNITED STATES DISTRICT COURT
FOR THE EASTERN DISTRICT OF TEXAS
TYLER DIVISION

FORGENT NETWORKS, INC.
Plaintiff,
v.
ECHOSTAR TECHNOLOGIES
CORPORATION, et al.,
Defendants.

SCIENTIFIC-ATLANTA, INC. and	CONSOLIDATED
MOTOROLA, INC.	C.A. NO.: 6:06-CV-208
Plaintiffs,

And

DIGEO, INC.
Plaintiff in Intervention

vs.

FORGENT NETWORKS, INC.
Defendant and Counter Plaintiff

AGREED MOTION TO DISMISS WITH PREJUDICE

Pursuant to Rule 41(a) and 41(c) of the Federal Rules of Civil Procedure and the terms of a separate agreement, Plaintiff Forgent Networks, Inc. (“Forgent”)  and Defendant                (“Defendant”) (collectively, the “Parties”) have agreed to settle, adjust and compromise all claims against each other in this case.  The parties, therefore, move this Court to dismiss all claims by Plaintiff against Defendant and all claims by Defendant against Plaintiff with prejudice to the re-filing of same.

A proposed Order accompanies this motion.

AGREED:

ATTORNEYS FOR PLAINTIFF	ATTORNEYS FOR DEFENDANT
FORGENT NETWORKS, INC.

IN THE UNITED STATES DISTRICT COURT
FOR THE EASTERN DISTRICT OF TEXAS
TYLER DIVISION

FORGENT NETWORKS, INC.
Plaintiff,
v.
ECHOSTAR TECHNOLOGIES
CORPORATION, et al.,
Defendants.

SCIENTIFIC-ATLANTA, INC. and	CONSOLIDATED
MOTOROLA, INC.	C.A. NO.: 6:06-CV-208
Plaintiffs,

And

DIGEO, INC.
Plaintiff in Intervention

vs.

FORGENT NETWORKS, INC.
Defendant and Counter Plaintiff

ORDER OF DISMISSAL WITH PREJUDICE

On this day, Plaintiff Forgent Networks, Inc. (“Plaintiff”) and Defendant               (“Defendant”) announced to the Court that they have settled their respective claims for relief asserted in this case against each other and requested that the Court dismiss these claims. The Court, having considered this request, is of the opinion that their request for dismissal should be GRANTED.

Signed this        day of                   , 2007.

JUDGE

EXHIBIT C

SETTLEMENT AND RELEASE

This Release (“Release”) is entered into as of April     , 2007 (“the Effective Date”), by and between Forgent Networks, Inc. (hereinafter referred to as “Forgent” and more fully defined below) and [***], a      corporation (hereinafter referred to as [***] and more fully defined below) by and through their duly authorized representatives.  This Release is intended to finally and completely dispose of the lawsuit and all related claims as to these parties, with prejudice, as more fully described herein.

RECITALS

WHEREAS, Forgent and [***] are parties to a lawsuit in the United States District Court for the Eastern District of Texas, currently styled  Forgent Networks, Inc. v. EchoStar Communications, Corporation, et al, Civil Action No. 606 CV 208 (“the Lawsuit”), wherein Forgent seeks damages and injunctive relief for alleged infringement of United States Patent No. 6,285,746 (hereinafter referred to as “the ‘746 patent”);

NOW, THEREFORE, Forgent and [***] (as well as their Affiliates as defined below), after carefully reviewing this Release and in exchange for the dismissal and releases of all claims and counterclaims that have been or could have been raised by or against each other in the Lawsuit, and for other good and valuable considerations, the receipt and sufficiency of which is hereby expressly acknowledged, agree as follows:

DEFINITIONS

1.1           [***] as used herein means [***], a         corporation with its principal office located at           and all its Affiliates.

1.2           “Forgent” as used herein means Forgent Networks, Inc., a Texas corporation with its principal office located at 108 Wild Basin Drive, Austin, Texas, and all its Affiliates.

1.3           “Affiliates” as used herein means a person or business entity, including without limitation entities organized as corporations, partnerships, limited liability partnerships and limited liability companies, that currently or in the future, controls, is controlled by, or is under common control of or with such person or business entity.  The phrase “controls, is controlled by, or is under common control with” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such entity, whether through ownership of voting securities (as to which ownership of 50% or more establishes control) or other interests, by contract or otherwise.

1.4           The term “Parties” or “Party” means the signatories to this Release (Forgent and [***]) both jointly and individually.

RELEASES

2.1           Forgent releases [***].  Forgent releases and discharges [***], agents,

representatives, customers,  distributors, and dealers, and end users of the foregoing persons from all claims that were or could have been brought in the Lawsuit against [***], and/or its customers by Forgent occurring prior to the Effective Date of this Release, including but not limited to any and all claims, demands, actions, causes of action (whether known or unknown, whether direct or indirect), suits of any kind or nature, rights, damages, costs, losses, expenses and compensation.

2.2           [***] releases Forgent.  [***] releases and discharges Forgent, agents,representatives, customers,  distributors, and dealers, and end users of the foregoing persons from all claims that were or could have been brought in the Lawsuit against Forgent by [***] occurring prior to the Effective Date of this Release, including but not limited to any and all claims, demands, actions, causes of action (whether known or unknown, whether direct or indirect), suits of any kind or nature, rights, damages, costs, losses, expenses and compensation.

COVENANTS NOT TO SUE

3.1.          Forgent covenants not to sue [***] and its agents, representatives, customers, distributors, dealers and end users for infringement, whether direct or indirect, of the ‘746 patent or any patent claiming priority from or through any application that led to or in common with the ‘746 patent for all time.  Forgent further covenants not to sue [***] for any claim of patent infringement for a period of five (5) years from the Effective Date.

3.2           [***] covenants not to sue Forgent for any claim of patent infringement for a period of three (3) years from the Effective Date.

DISMISSAL

4.1.          Dismissal.  Within three (3) business days of the Effective Date, the Parties shall file an Agreed Motion to Dismiss, mutually dismissing with prejudice against the other, any and all claims of patent infringement arising from this lawsuit that were or could have been rightfully brought.  Furthermore, [***] in such Agreed Motion, shall dismiss without prejudice any and all of its declaratory judgment counterclaims arising from this lawsuit.

4.2           No Admission of Liability.  The Parties expressly agree and acknowledge that by entering into this Release no Party admits any liability, wrongdoing or the truth of any allegation contained in any claim, defense or counterclaim alleged in the Lawsuit.  Neither this Release nor any release contained within it may be construed or used as an admission of any issues, facts, wrongdoing, liability, or violation of law whatsoever.

4.3           Each Party to Pay Its Own Legal Fees.  The Parties shall each pay their own legal fees and costs incurred in connection with the Lawsuit.

4.4           Dismissal of Motions.  The Parties shall promptly file the necessary papers to advise the Court that all pending motions as between them, and joinder to all pending motions as between them, are withdrawn.

4.5           Signature Authority.  The persons signing this Release each represent that they are duly authorized, with full authority to bind the Parties, and that no signature of any other person or entity is necessary to bind the Parties.

4.6           Limitation on Damages.  In no event shall any Party be liable to any other Party or person or entity (under any contract, negligence, strict liability, or other theory) for special, exemplary, incidental, or consequential damages arising out of or related to the subject matter of this Release, even if the Party has been advised of the possibility of such damages or losses.

4.7           [***]

OTHER REPRESENTATIONS, ACKNOWLEDGEMENTS AND AGREEMENTS

5.1           Successors, Assigns and Beneficiaries.  This Release shall inure to the benefit of and shall be binding upon the Parties hereto and their successors, assigns, and representatives.

5.2           Notwithstanding anything to the contrary in any other provision of this Release, no right, covenant, release, or any other benefit provided under this Release shall extend now, or in the future, to [***], including their respective current parents, current subsidiaries, and any of their respective successors (as well as any of their respective customers, suppliers, distributors and dealers as it relates to their products) (“Lawsuit Excluded Entity”), regardless of any circumstance, including but not limited to whether any such Lawsuit Excluded Entity may be or becomes a successor or an Affiliate of [***].

5.3           Notwithstanding anything to the contrary in any other provision of this Release, no right, covenant, release, or any other benefit provided under this Release shall extend now, or in the future, to the following entities, including their current parents, current subsidiaries, and any of their respective successors (“Additional Excluded Entity”), regardless of any circumstance, including but not limited to whether any such Additional Excluded Entity may be or becomes a successor or an Affiliate of [***] (in which case the covenant, release and other benefits of this Agreement shall continue to apply to the [***] except for the Additional Excluded Entity): [***].

5.4           Jurisdiction and Choice of Law.  This Release shall be interpreted, and the rights and duties of the parties hereto shall be determined, in accordance with the laws of the State of Texas, without regard to its conflicts of laws provisions.  The Parties agree to mediate in good faith prior to filing any enforcement action based on this Release.

5.5           Entire Understanding.  This Release and any attachments hereto constitute a single, integrated written contract expressing the entire agreement of the Parties and shall not be modified, supplemented, or repealed except by a writing signed by each of the Parties.  No covenants, agreements, representations, or warranties of any kind whatsoever have been made by any Party, except as specifically set forth in this Release.  All prior discussions, written communications, and negotiations have been merged and integrated into and are superseded by this Release.

5.6           Construed as Jointly Prepared.  This Release shall be construed as if the Parties jointly prepared it and any uncertainty or ambiguity shall not be interpreted against any one Party because of the manner in which this Release was drafted or prepared.

IN WITNESS HEREOF, the Parties being fully authorized and empowered to bind themselves to this Release, have authorized and executed this Release on the date set forth opposite their respective signatures.

Forgent Networks, Inc.

DATED: April , 2007	By:

[***]

DATED: April , 2007	By:

EXHIBIT D

UNITED STATES DISTRICT COURT
FOR THE WESTERN DISTRICT OF WISCONSIN

CISCO SYSTEMS, INC.,
a California Corporation, and
Case No. 07 C 0085 S
CISCO TECHNOLOGY, INC.
a California Corporation,
JURY TRIAL DEMANDED
Plaintiffs,

vs.

FORGENT NETWORKS,
a Delaware Corporation

Defendant.

AGREED MOTION TO DISMISS WITH PREJUDICE

Pursuant to Rule 41(a) and 41(c) of the Federal Rules of Civil Procedure and the terms of a separate agreement, Plaintiffs Cisco Systems, Inc. and Cisco Technology, Inc. and Defendant Forgent Networks, Inc. (collectively, the “Parties”) have agreed to settle, adjust and compromise all claims in this case.  The parties, therefore, move this Court to dismiss all claims by Plaintiff against Defendant and all claims by Defendant against Plaintiff with prejudice to the re-filing of same.

The parties further move the Court to order that all costs and expenses relating to this litigation (including attorney and expert fees and expenses) shall be borne solely by the party incurring same.

A proposed Order accompanies this motion.

AGREED:

ATTORNEYS FOR PLAINTIFFS	ATTORNEYS FOR DEFENDANT

UNITED STATES DISTRICT COURT

FOR THE WESTERN DISTRICT OF WISCONSIN

CISCO SYSTEMS, INC.,
a California Corporation, and
Case No. 07 C 0085 S
CISCO TECHNOLOGY, INC.
a California Corporation,
JURY TRIAL DEMANDED
Plaintiffs,

vs.

FORGENT NETWORKS,
a Delaware Corporation

Defendant.

ORDER OF DISMISSAL WITH PREJUDICE

On this day, Plaintiffs Cisco Systems, Inc. and Cisco Technology, Inc. and Defendant Forgent Networks, Inc. announced to the Court that they have settled their respective claims for relief asserted in this case and requested that the Court dismiss these claims. The Court, having considered this request, is of the opinion that their request for dismissal should be GRANTED.

IT IS THEREFORE ORDERED that the above-entitled cause and all claims for relief asserted against Defendant by Plaintiff and against Plaintiff by Defendant herein are dismissed with prejudice to the re-filing of same.

IT IS FURTHER ORDERED that all attorneys’ fees, costs of court and expenses shall be borne by the party incurring the same.

This is a final judgment.

Signed this        day of            , 2007.

JUDGE

EXHIBIT E

PUBLIC ANNOUNCEMENT AND INITIAL FORM 8-K ATTACHED

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

April     , 2007

FORGENT NETWORKS, INC.

(Exact name of registrant as specified in charter)

Delaware	0-20008	74-2415696
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

108 Wild Basin Road

Austin, Texas 78746

(Address of principal executive offices and zip code)

(512) 437-2700

(Registrant’s telephone

number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Section 1 – Registrant’s Business and Operations

Item 1.01               Entry into a Material Definitive Agreement.

In July 2005, the Registrant initiated litigation against 15 companies for infringement of U.S. Patent No. 6,285,746 (the “ ‘746 patent”) in the United States District Court for the Eastern District of Texas (the “ ‘746 Litigation”), seeking injunctive relief against sales of infringing products and monetary damages, among other relief sought.  The ‘746 Litigation is described in Note 9 to the Consolidated Financial Statements and Part II, Item 1 of the Registrant’s Form 10-Q for the quarter ended January 31, 2007.

Effective April     , 2007, the Registrant has entered into settlement and license arrangements with nine of the defendants in the ‘746 Litigation: Cable One, Inc., Charter Communications, Inc.; Comcast Corporation; Comcast STB Software DVR, LLC; Coxcom, Inc.; Digeo, Inc.; Motorola, Inc.; Scientific-Atlanta, Inc.; and Time Warner Cable, Inc.  Under the arrangements, the Registrant granted the defendants a patent license and the defendants agreed to pay the Registrant a total of $20.0 million.  Additionally, all parties agreed to release all claims against each other and the Registrant has no future obligations related to this settlement.

The Registrant continues to monitor the progress of the ‘746 Litigation with respect to the remaining defendants and the United States Patent and Trademark Office’s re-examination of the ‘746 Patent.  The Registrant will vigorously defend the validity of its ‘746 Patent, as well as pursue any entities that violated its ‘746 Patent.  Resolution of some or all of these matters could materially affect the Registrant’s business, future results of operations, financial position or cash flows in a particular period.

Pursuant to Instruction B.4 to Form 8-K and applicable regulations and releases, copies of documents related to the foregoing matters reported under Item 1.01 will be filed as an exhibit or exhibits not later than the Registrant’s quarterly report on Form 10-Q applicable to the quarter ending April 30, 2007.  All summaries and descriptions of documents set forth above are qualified in their entirety by the documents themselves, filed as an exhibit or exhibits to a later report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORGENT NETWORKS, INC.

Date: April , 2007	By:	/s/ Jay C. Peterson
Jay C. Peterson
Chief Financial Officer

3